Exhibit 99.1

Deloitte & Touche LLP Suite 400 Harborside Plaza 10 Jersey City, NJ 07311 USA Tel: +1 212 937 8200 Fax: +1 212 937 8298 www.deloitte.com

September 28, 2016

CommonBond, Inc.
524 Broadway, 6th Floor
 New York, New York, 10013

Independent Accountants’ Report
on Applying Agreed-Upon Procedures

Ladies and Gentlemen:

We have performed the procedures described below, which were agreed to by CommonBond, Inc. (the “Company”) and Barclays Capital Inc. (the “Other Specified Party” and, together with the Company, the “Specified Parties”), related to their evaluation of certain information with respect to a portfolio of student loans in connection with the proposed offering of CommonBond Student Loan Trust 2016-B, Private Credit Student Loan Backed Notes (the “Transaction”).

This agreed-upon procedures engagement was conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants.  The sufficiency of these procedures is solely the responsibility of the Specified Parties of this report.  Consequently, we make no representations regarding the sufficiency of the procedures described below either for the purpose for which this report has been requested or for any other purpose.

Agreed-Upon Procedures

On September 7, 2016, representatives the Company provided us with a computer-generated student loan data file and related record layout containing data, as represented to us by the Company, as of August 29, 2016, with respect to 2,131 student loans (the “Statistical Loan File”).  At your instruction, we randomly selected (i) 100 student loans (the “Sample Loans”) from the Statistical Loan File and (ii) an additional 240 student loans, which includes 93 of the 100 Sample Loans, from the Statistical Loan File that were indicated on the Statistical Loan File as being originated by CommonBond Lending LLC (the “Selected Sample Loans”).

File Review Procedures of the Sample Loans:

For each of the Sample Loans, we performed certain comparisons and recomputations relating to the student loan characteristics (the “Sample Loan Characteristics”) set forth on the Statistical Loan File and indicated below.
Sample Loan Characteristics
1.  Loan number (for informational purposes)
2.  Loan type (in-school, refinance)
3.  Borrower state (original)
4.  Original loan balance
5.  Deferment end date (if applicable)
6.  Forbearance end date (if applicable)
7.  Payment amount
8.  First disbursement date

9. Maturity date 10. Next Payment Date (if applicable) 11. Current loan status 12. Current interest rate 13. Current loan balance 14. Borrower graduation year* 15. Borrower degree program*
*For Sample Loans with a loan type of “refinance” only.

We compared Sample Loan Characteristics 2. and 3. to the corresponding information set forth on or derived from the Promissory Note or Approval Disclosure Statement (together, the “Originating Documents”) and to an electronic loan file, prepared, created, and delivered by the Company, from the Company’s servicing system as of the close of business on a specified date (the “Servicer System File”);  Sample Loan Characteristics 4. through 13. to the Servicing System File and Sample Loan Characteristics 14. and 15. to the Degree Verification Form.

At your instruction, for purposes of our comparisons:

•
with respect to our comparison of Sample Loan Characteristic 2., a loan type of (i) “refinance” as set forth on the Statistical Loan File is noted to be in agreement with “consolidation” as set forth on the Originating Documents and (ii) “in-school” as set forth on the Statistical Loan File is noted to be in agreement with “private education” as set forth on the Originating Documents.  Further, a loan type of (i) “refinance” as set forth on the Statistical Loan File is noted to be in agreement with “CBDPCN03,” “CBDPCN02,” “CBDPCN01,” “CBDPCN06,” “CBDPCN04,” “CBDPCN15,” “CBDPCN05,” “CBDPCN07,” “CBDPCN08,” “CBDPCN09,” “CBGRL,” “CBHBRD” and “CBDPCN10” as set forth on the Servicing System File and (ii) “in-school” as set forth on the Statistical Loan File is noted to be in agreement with “CBMBA,” “CBDGRD01” and “CBDGRD15” as set forth on the Servicing System File; and

•
with respect to our comparison of Sample Loan Characteristic 4., for the Sample Loan indicated in Appendix A, we noted a difference with respect to the original loan balance, as set forth on the Statistical Loan File, when compared to the original loan balance, as set forth on the Originating Documents.  For such Sample Loan, we were instructed by the Company to perform an additional procedure and compare the original loan balance set forth on the Statistical Loan File to a screen shot from the Company’s servicing system, provided by representatives of the Company.  Such comparison was found to be “in agreement.”

File Review Procedures of the Selected Loans:

For each of the Selected Loans, we performed certain comparisons and recomputations relating to the student loan characteristics (the “Selected Loan Characteristics”) set forth on the Statistical Loan File and indicated below.

Selected Loan Characteristics
1. Loan number (for informational purposes) 2. Borrower credit score 3. Co-signor credit score (if applicable) 4. Credit score	5. Borrower income 6. Free cash flow 7. Borrower school

We compared Selected Loan Characteristics 2. through 4. to the “Credit Report;” Selected Loan Characteristic 5. to a borrower’s pay stub, borrower’s W-2 or other related correspondence (collectively, the “Income Verification Documentation”); Selected Loan Characteristic 6. to an electronic loan file, prepared, created, and delivered by the Company, from the Company’s accounting system (the “Accounting System File”) and Selected Loan Characteristic 7. to the Degree Verified Certificate or other related correspondence (collectively, the “Degree Verification Form”).

At your instruction, for purposes of our comparisons:

•	with respect to our comparison of Selected Loan Characteristic 4., if both a borrower and co-signor credit score is observed on the Credit Report, we compared the co-signor credit score; and

•
with respect to our comparison of Selected Loan Characteristics 5. and 6., differences of 2.5% or less of the borrower income amount and free cash flow amount indicated on the Statistical Loan File are noted to be “in agreement.”

In addition to the procedures described above, for each Selected Loan, we noted that the Credit Report of  the (i) borrower, (if no co-signor is applicable to the Selected Loan, as represented to us by the Company)  or (ii) co-signor (if a co-signor is applicable to the Selected Loan, as represented to us by the Company):

a)	included at least two years of credit history;

b)
does not indicate having a “public record code” of “AM,” “CB,” “CJ,” “CP,” “CS,” “DF,” “DS,” “FC,” “DF,” “FF,” “FT,” “GN,” “HA,” “HF,” “HL,” “JL,” “JM,” “LR,” “ML,” “PC,” “PF,” “PG,” “PL,” “PQ,” “PT,” “PV,” “RL,” “RM,” “RS,” “SF,” “SL,” “TB,” “TC,” “TL,” “TP,” “TR,” “TX,” “WS,” “1D,” “1F,” “1V,” “1X,” “2D,” “2F,” “2V,” “2X,” “3D,” “3 F,” “3V,” “3X,” “7D,” “7F,” “7V” or “7X;”

c)	that the “paymentPattern” field does not indicate a “4” or “5” for the most recent 12 payments represented; and

d)	that the “chargeOffRepo” for each tradeline does not contain a “currentBalance” of $500 or more in the last 24 months.

Further, representatives the Company provided us with a computer-generated student loan data file containing the “offer deadline date,” “approval TIL date,” “right to cancel date” and “final TIL date” for each Selected Loan (the “TILA Dates Data File”).  For each Selected Loan, we noted:

•	that the difference between the “offer deadline date” and “approval TIL date,” each as set forth on the TILA Dates Data File, is at least 33 calendar days; and

•	that the difference between the “right to cancel date” and “final TIL date,” each as set forth on the TILA Dates Data File, is at least 3 business days.

The student loan documents (including the Servicer System File) described above and any other related documents used in support of the Sample Loan Characteristics or Selected Loan Characteristics were provided to us by representatives of the Company and are collectively referred to hereinafter as the “Loan Documents.”  We were not requested to perform, and we did not perform, any procedures with respect to the preparation or verification of any of the information set forth on the Loan Documents and we make no representations concerning the accuracy or completeness of any of the information contained therein.  In some instances, our comparisons and recomputations were made using data imaged facsimiles or photocopies of the Loan Documents.  In addition, we make no representations as to whether the Loan Documents are comprehensive or valid instruments or reflect the current prevailing terms with respect to the corresponding Sample Loans or Selected Loans.

Agreed-Upon Procedures’ Findings

The results of the foregoing procedures indicated that the Characteristics set forth on the Statistical Loan File were found to be in agreement with the above mentioned Loan Documents, except as described in Appendix B.  Supplemental information is contained on Appendix C.

******

We make no representations as to the (i) actual characteristics or existence of the underlying documents or data comprising the student loans underlying the Statistical Loan File or TILA Dates Data File or the conformity of their characteristics with those assumed for purposes of the procedures described herein, (ii) existence or ownership of the student loans or (iii) reasonableness of any of the aforementioned assumptions, information or methodologies.

It should be understood that we make no representations as to questions of legal interpretation or as to the sufficiency for your purposes of the procedures enumerated in the preceding paragraphs.  Also, such procedures would not necessarily reveal any material misstatement of the information referred to above.  The information provided to us, including the information set forth in the Statistical Loan File and TILA Dates Data File, is the responsibility of the Company.

We were not engaged to conduct, and did not conduct, (i) an audit conducted in accordance with generally accepted auditing standards or (ii) an examination or a review conducted in accordance with attestation standards established by the American Institute of Certified Public Accountants, the objective of which would be the expression of an opinion or limited assurance on the accompanying information.  Accordingly, we do not express such an opinion, limited assurance, or any other form of assurance, including reasonable assurance.  Had we performed additional procedures, other matters might have come to our attention that would have been reported to you.  We have no responsibility to update this report for events or circumstances occurring after the date of this report.

None of the engagement, procedures or report was intended to address, nor did they address, the (i) conformity of the origination of the assets to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) value of collateral securing such assets or (iii) compliance of the originator of the assets with federal, state, and local laws and regulations.

None of the engagement, procedures or report were intended to satisfy, nor did they satisfy, any criteria for due diligence published by a nationally recognized statistical rating organization.

This report is intended solely for the information and use of the Specified Parties identified above and is not intended to be and should not be used by anyone other than these Specified Parties.

Yours truly,

/s/ Deloitte & Touche LLP

Appendix A to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 28, 2016. In applying our agreed-upon procedures as outlined above, we noted the following:

In applying our agreed-upon procedures as outlined above, we performed additional procedures with respect to Sample Loan Characteristic 4. for the following Sample Loan:

0017740000P287827

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix B to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 28, 2016.

In applying our agreed-upon procedures as outlined above, we noted the following:

Exception Description Number	Exception Description

1	One difference in borrower state (original).

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.

Appendix C to Independent Accountants’ Report on Applying Agreed-Upon Procedures issued by Deloitte & Touche LLP dated September 28, 2016

Supplemental Information Related to the Findings Set Forth on Appendix B

Exception Description Number	Sample Loan number	Characteristic	Characteristic set forth on the Statistical Loan File	Characteristic set forth on the Originating Documents

1	9000030000LH7W003	Borrower state (original)	CA	TX

The information above reflects the procedures performed and is subject to the conditions set forth in the agreed-upon procedures report to which this appendix is attached.